Exhibit 99.1

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[LOGO]

Investor Presentation

Merger with [LOGO]

September 19, 2006

Important Additional Information Regarding the Merger will be filed with the SEC.

In connection with the soliciation of proxies from the shareholders of INVESTools to, among other things, approve the issuance of INVESTools common stock in connection with the proposed merger, INVESTools will file a proxy statement with the Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMESAVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by INVESTools at the SEC website at http:// www.sec.gov. The proxy statement and other documents also may be obtained for free from INVESTools by directing such request to INVESTools Inc., Attention: Investor Relations, 13947 South Minuteman Drive, Draper, Utah 84020 or email at investor.relations@investools.com.

INVESTools and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its stockholders in connection with, among other things, the approval of the issuance of INVESTools common stock in connection with the proposed merger. Information concerning the interests of INVESTools’ participants in the solicitation, which may be different than those of INVESTools stockholders generally, is set forth in INVESTools’ proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the proxy statement when it becomes available.

[LOGO]

INVESTools Investor Education Cautionary Statements

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe”, “intend,” “expect”, “may”, “could”, “would”, “will”, “should”, “plan”, “project”, “contemplate”, “anticipate”, or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation,including, without limitation, the ability to successfully integrate acquired and potential additional operating companies; the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time INVESTools’ SEC filings. The forward-looking statements are made only as of the date hereof and the Company assumes no obligation to publicly update or revise the forward-lookingstatements whether as a result of new information, future events, or otherwise.

INVESTools is not a broker-dealer or otherwise engaged in the business of effecting transactions in securities. INVESTools is not an investment advisor or otherwise a provider of investment advice or investment recommendations.

INVESTools Investor Education Non-GAAP Financial Disclosures

The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein.

INVESTools uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments. STV is consistent with the amount of cash receipts from selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “adjusted EBITDA” as a valuable representation of the Company’s operating performance. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, other non-cash items, income taxes and 90% of the net change in deferred revenue, which is intended to reflect the expected fulfillment costs associated with such revenues. Free cash flow is defined as Adjusted EBITDA less capital expenditures and before certain non-operating expenses and taxes.

The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. Similar measurements are used by companies within the industry, as well as by companies outside the industry that provide products and services in which cash is collected in full at the time of the sale with fulfillment occurring over an extended period of time.

These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements.

We are the Leader in Investor Education

[GRAPHIC]

Our Mission

To build the leading brand in investor education

WE BELIEVE

•             In the power of investor education

•             In continuous product upgrades and innovation

•             That every student deserves to succeed

Education Trends are in Our Favor

ELIMINATION OF PENSION PLANS

SOCIAL SECURITY INSTABILITY	[LOGO]	BABY BOOM RETIREMENT

ONLINE ADULT EDUCATION PENETRATION		RETAIL INVESTOR ACCESS TO INFORMATION

OPTIONS TRADING GROWTH

Listening to the Needs of Our Students

2002 - 2004 Students solicit IEDU for brokerage recommendation

Q3 06 IEDU and thinkorswim sign merger agreement	[LOGO]	1H 2005 IEDU students extended preferred terms with OXPS

Buy		Partner

Q2 2006 IEDU PHD Students set up call with CEO of thinkorswim		2H 2005 IEDU students extended preferred terms with CyberTrader
Build

Q1 2006 Interviewed Brokerage Executives

Overview of thinkorswim

Overview

•             Retail-focused brokerage firm

•             Software-based and web-based trading platforms

•             Revolutionized the option industry by offering high-end functionality to retail customers

Customer & Industry Validation

•             Barron’s ranked thinkorswim #1 for options traders, March 2006

•             Annual account churn rate of 12%, significantly lower than industry average

•             LTM retail account growth of 60% despite total marketing spend of only $1.6 million

Financials(1)

[CHART]

Growth

[CHART]

(1) LTM Revenue and Net Income for the twelve month period ending June 30, 2006; 2004, 2005 and LTM net income adjusted for certain items.

Transaction Summary

Key Transaction Terms

•             Merger with thinkorswim (“ToS”); Total Consideration of $340 million, consisting of:

•              $170 million in cash

•              19.1 million IEDU shares

•             thinkorswim shareholders will own 30% of IEDU

•             2 Board seats of 8 member IEDU Board

•             thinkorswim employees are eligible for a $20 million retention pool which are paid over 3 years and IEDU options which vest over 4 years:

•              1.1 million at market,

•              1.1 million @ 150% of market

•             $125 million Senior term facility from JP Morgan Chase Bank N.A.

•             Closing is subject to NASD and shareholder approval

1. Strategic Rationale

[GRAPHIC]

2. Background on thinkorswim

3. Integration Plans, Synergies & Capital Structure

INVESTools students are very attractive brokerage customers

Sophistication and Activity of Accounts

[CHART]

Source: Research completed by Markitecture and Company information.

Trading more actively and more options than the general public

IEDU’s students are active compared to the general public…

[CHART]

…And need strong option trading functionality

[CHART]

% of Total IEDU Brokerage Accounts Opened

Source: Research completed by Markitecture and Company information.

…from which INVESTools reaps minimal benefit currently

	[LOGO]		[LOGO]

Cost to Acquire	$	~ 3,200	$	~ 107

Current Enterprise Value per Customer	$	~ 3,600	$	~ 7,600

	[GRAPHIC]		[GRAPHIC]

The Merger with thinkorswim will create a “New” INVESTools

[LOGO]	[LOGO]	[LOGO]

Creates sophisticated, self-directed investors	Identical	Serves sophisticated, self-directed investors

Leading Provider of Investor Education	Complementary	Leading Provider of Brokerage Services

250,000+ Graduates	Cross-sale	15,300+ funded accounts

LTM STV(1) of $221m, Free cash flow(1) of $31m	Accretive to IEDU Shareholders	LTM Revenue(2) of $45m, Free cash flow(2) of $10m

The “New” INVESTools

•           Unique Product Offering vs Competition

•           High margin, high growth

•           Pro Forma Enterprise Value of $750m

(1) “STV” = Sales Transaction Volume; Free Cash Flow is before Income Taxes; “LTM” = Latest twelve months; Financial information for the twelve month period ending June 30, 2006; See reconciliation to non-GAAP financial measures

(2) Free Cash Flow is before Income Taxes; Financial information for the twelve month period ending June 30, 2006, adjusted for certain items.

1. Strategic Rationale

2. Background on thinkorswim

[GRAPHIC]

3. Integration Plans, Synergies & Capital Structure

thinkorswim: Overview

•                  Formed in 1999 by Tom Sosnoff and Scott Sheridan, two former CBOE traders

•                  Strong focus on Education through Option Planet and RED Option

•                  Platform powerful for sophisticated traders, but simple enough for novices

[LOGO]	[LOGO]	[LOGO]	[LOGO]

• Retail and institutional	• Asset Management	• thinklink order	• Development
brokerage	• Option Planet	management	and maintenance
	• RED Option	system	of institutional
platform
(thinkpipes)

thinkorswim: 3rd Party Validation

WEB-BASED APPLICATION

BARRON’s

“Best for options traders”

In Barron’s 2006 “Annual Review of Online Brokers” thinkorswim was the only broker to achieve a 4 1/2 star rating (the highest) for both web-based and software-based platforms

#1 Trade Technology

#2 Trade Execution

#1 Portfolio Analysis and Reports // #2 Research

thinkorswim: Accelerating Customer Growth with minimal churn

New Retail Accounts & Retail Churn Rates

[CHART]

Note: Churn equal to closed accounts divided by beginning accounts; Annualized churn calculated by annualizing the quarterly churn for the period.

thinkorswim: Accelerating Account & DART Growth relative to Industry Peers

Indexed Brokerage Account Growth

[CHART]

Indexed DART(1) Growth

[CHART]

(1) Daily Average Revenue Trades

Note: OXPS accounts include funded and unfunded accounts; ToS accounts include retail funded accounts only.

thinkorswim: Active Customer Base

Annualized Trades per Retail Account Over Time

[CHART]

Note: OXPS accounts include funded and unfunded accounts; ToS includes funded retail accounts; SCHW accounts equal to all active trading accounts.

thinkorswim: Profitability Drivers

Operating Expense per Trade – 2Q 2006

[CHART]

Pretax Income per Account – 2Q 2006

[CHART]

Note: thinkorswim calculations include retail operating expense and pretax income only.

thinkorswim: Segmented Profitability

•                  Retail brokerage (LTM 64% of Revenue & 87% of Pretax Income)

•                  Institutional Brokerage (LTM 36% of Revenue & 13% of Pretax Income)

•                  Serves Various Types of Institutional Customers

•                  Proprietary Traders and Market Makers

•                  Hedge Funds

•                  Registered Investment Advisors

Retail LTM Pretax Income(1) Margin

[CHART]

Institutional LTM Pretax Income(1) Margin

[CHART]

(1) LTM Pretax Income for the 12-month period ending 6/30/2006 adjusted for certain non-operating expenses.

1.               Strategic Rationale

2.               Background on thinkorswim

3.              Integration Plans, Synergies & Capital Structure

[GRAPHIC]

Integration Plans are Already Underway

•                  Integration team in place

•                  Launch today of ToS Paper Trading Application on IEDU site

•                  Right-click functionality from Investor Toolbox to Execution within 6 months

•                  Executed Marketing Agreement with ToS

[GRAPHIC]

[GRAPHIC]

Customer Acquisition Goals based on Conversion of Accounts to Partners

•                  40,000+ 5-Step workshop course graduates each year

•                  Target Conversion: 20%

[CHART]

•                  12,000+ continuing education bundles sold each year

•                  Target Conversion: 35%

[CHART]

•                  85,000+ current toolbox users

•                  Target Conversion: 10%

[CHART]

Achievable Customer Activity Levels

Synergy Scenario Results

	Opportunity		%	Expected

LTM Graduates	40,000	+	20%	8,000
Upsells	12,000	+	35%	4,200
Toolbox Users	85,000	+	10%	8,500

IEDU Accounts Added to Brokerage added in Year 1				20,000	+

Assumptions	TOS		IEDU
Annual Trades per Account	139		55
Annual Credit + Debit Balance per Account	$22	k	$7	k

Accretive to INVESTools

Combined Sales Transaction Volume and Revenue and Free Cash Flow(1)

[CHART]

(1) Free Cash Flow is before cash taxes. See reconciliation of non-GAAP financial measures.

Valuation Considerations

Equity Purchase Price of $340.0 million

		P/E
LTM 6/30/2006 Net Income(1)	$11.2 million	30.3	x
Expected Synergies in Year (1)
Revenue	$14.6 million
Net Income	$6.2 million
LTM 6/30/2006 Net Income with Year 1 Synergies	$17.5 million	19.4	x

•                  Without any synergies, Merger is Dilutive in Year 1 following closing

•                  With Expected Synergies, Merger is Accretive in Year 1 following closing

(1) Net income adjusted for certain non-operating expenses.

Pro Forma Capital Structure

Pro Forma Capital Structure

[CHART]

Pro Forma Summary Ownership

[CHART]

In Summary

•                  Leading a new model for the retail investor

•                  IEDU/ToS will create leading integrated education and execution platform

•                  Significant leverage in the combination

•                  Product innovation

•                  Technology leadership

•                  Financially attractive to shareholders

•                  Expands LTV

•                  Creates a stronger annuity income stream

Appendix

Reconciliation of Non-GAAP Financial Measures

INVESTools Reconciliation of Non-GAAP Financial Measures

											12 month
											period ended
($ in millions)	Q1-04	Q2-04	Q3-04	Q4-04	Q1-05	Q2-05	Q3-05	Q4-05	Q1-06	Q2-06	6/30/2006

GAAP revenue	$23.2	$25.1	$23.9	$25.0	$30.6	$34.2	$37.0	$36.8	$38.8	$38.4	$151.0
Plus: Change in deferred revenue	$2.7	$5.0	$6.3	$11.5	$11.3	$11.6	$1.5	$13.2	$19.9	$35.0	$69.6
Sales Transaction Volume(STV)	$25.9	$30.1	$30.2	$36.5	$41.9	$45.7	$38.5	$50.0	$58.7	$73.4	$220.6

GAAP net income	$(0.2)	$(1.6)	$(3.2)	$(6.7)	$(9.3)	$(6.3)	$4.0	$(4.2)	$(9.9)	$(20.3)	$(30.4)
Plus: Depreciation and amortization	$0.2	$0.2	$0.2	$0.4	$0.5	$0.6	$0.6	$0.9	$1.1	$1.2	$3.8
Plus: Other non-cash items	$0.4	$0.5	$0.6	$1.2	$0.6	$0.9	$0.6	$1.8	$0.6	$2.0	$5.0
Plus: 90% of the net change in deferred revenue	$2.7	$4.6	$5.5	$10.0	$9.9	$10.4	$1.4	$11.5	$17.9	$31.5	$62.3
Plus: Income taxes	$0.0	$0.0	$0.0	$(0.1)	$0.0	$0.0	$0.0	$0.1	$0.0	$0.0	$0.1
Adjusted EBITDA	$3.1	$3.7	$3.1	$4.8	$1.7	$5.6	$6.6	$10.1	$9.7	$14.4	$40.8

GAAP net income	$(0.2)	$(1.6)	$(3.2)	$(6.7)	$(9.3)	$(6.3)	$4.0	$(4.2)	$(9.9)	$(20.3)	$(30.4)
Plus: Depreciation and amortization	$0.2	$0.2	$0.2	$0.4	$0.5	$0.6	$0.6	$0.9	$1.1	$1.2	$3.8
Plus: Other non-cash items	$0.4	$0.5	$0.6	$1.2	$0.6	$0.9	$0.6	$1.8	$0.6	$2.0	$5.0
Plus: 90% of the net change in deferred revenue	$2.7	$4.6	$5.5	$10.0	$9.9	$10.4	$1.4	$11.5	$17.9	$31.5	$62.3
Plus: Income taxes	$0.0	$0.0	$0.0	($0.1)	$0.0	$0.0	$0.0	$0.1	$0.0	$0.0	$0.1
Less: Capital expenditures	$(0.2)	$(0.2)	$(0.4)	$(0.7)	$(2.0)	$(2.1)	$(1.6)	$(3.1)	$(2.3)	$(3.1)	$(10.1)
Free cash flow	$2.9	$3.5	$2.7	$4.1	$(0.3)	$3.5	$5.0	$7.0	$7.4	$11.3	$30.7

thinkorswim Reconciliation of Non-GAAP Financial Measures

									12 month
									period ended
($ in millions)	Q3-04	Q4-04	Q1-05	Q2-05	Q3-05	Q4-05	Q1-06	Q2-06	6/30/2006

GAAP net income	$0.3	$(1.3)	$0.5	$0.6	$(0.2)	$1.8	$2.8	$3.0	$7.5

Plus: Certain non-operating expenses	$0.0	$2.2	$0.0	$0.5	$2.2	$1.3	$0.0	$0.3	$3.7
Net income, as adjusted	$0.3	$0.9	$0.5	$1.0	$1.9	$3.1	$2.9	$3.3	$11.2

Less: Interest Income	$(0.0)	$(0.0)	$(0.0)	$(0.0)	$(0.0)	$(0.1)	$0.0	$0.0	$(0.1)
Plus: Income taxes	$0.3	$(0.8)	$0.3	$0.6	$0.3	$0.4	$1.7	$1.9	$4.3
Pre-tax income, as adjusted	$0.5	$0.1	$0.8	$1.6	$2.2	$3.5	$4.6	$5.2	$15.4

Plus: Depreciation and amortization	$0.2	$0.4	$0.2	$0.2	$0.2	$0.3	$0.5	$0.5	$1.5
EBITDA	$0.7	$0.5	$1.0	$1.8	$2.4	$3.8	$5.1	$5.7	$17.0

Less: Capital expenditures	$(0.6)	$(0.3)	$(0.4)	$(0.4)	$(0.4)	$(0.9)	$(0.7)	$(0.7)	$(2.7)
Free cash flow	$0.1	$0.2	$0.6	$1.4	$2.0	$2.9	$4.3	$5.0	$14.3

thinkorswim: Revenue Drivers

Average Commissions per Trade

[CHART]

thinkorswim: Overall Profitability

Quarterly Results

[CHART]

Notes: Adjusted for certain non-operating expenses; Free cash flow is before income taxes.